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                     SEI INSTITUTIONAL INTERNATIONAL TRUST

                          EMERGING MARKETS EQUITY FUND

                      SUPPLEMENT DATED SEPTEMBER 15, 1999
                TO THE CLASS A PROSPECTUS DATED JANUARY 31, 1999

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS, AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

The Board of Trustees of SEI Institutional International Trust (the "Trust"), including all of the Trustees who are not "interested persons" of the Trust, voted to terminate Parametric Portfolio Associates ("Parametric") as a Sub-Adviser to the Trust's Emerging Markets Equity Fund (the "Fund"). The Board determined to terminate Parametric because it provided investment advice for only one emerging market country, and it was decided that the Fund's other Sub-Advisers could provide comparable advice in this country. Parametric was terminated at the Quarterly Meeting of the Board of Trustees held on September 13-14, 1999. This termination does not require Shareholder approval. This procedure for adding or terminating Sub-Advisers was approved by the Trust's Shareholders on June 16, 1995, and was authorized by an exemptive order issued to the Trust by the Securities and Exchange Commission on April 29, 1996.

In connection with the termination of Parametric as Sub-Adviser to the Fund, the "Sub-Advisers" Section on page 11 of the Class A Prospectus is amended by removing the disclosure relating to Parametric.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE